UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 19, 2012

WMI Holdings Corp.

(Exact Name of Registrant as Specified in Its Charter)

Washington	1-14667	91-1653725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 THIRD AVENUE, SUITE 3000 SEATTLE, WASHINGTON		98101
(Address of Principal Executive Offices)		(Zip Code)

(206) 432-8887

(Registrant’s Telephone Number, Including Area Code)

Washington Mutual, Inc.

1301 Second Avenue

Seattle WA 98101

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Reference herein to the “Company”, “we”, “our”, “us”, or “Successor” are generally intended to refer to WMI Holdings Corp. (“WMIHC”) and its subsidiaries on a consolidated basis.

This Form 8-K/A amends and supplements the Current Report on Form 8-K of WMIHC filed with the Securities and Exchange Commission (the “SEC”) on March 26, 2012 (the “Initial Form 8-K”) to include the audited consolidated balance sheet of the Company, as of March 19, 2012, the date WMIHC emerged from bankruptcy. As previously reported in the Initial Form 8-K, WMIHC emerged from bankruptcy and the Seventh Amended Joint Plan of Affiliated Debtors pursuant to Chapter 11 of the United State Bankruptcy Code as subsequently modified by several modifications thereto (the “Plan”) became effective on March 19, 2012 (the “Effective Date”).

The Division of Corporate Finance’s Legal Staff Bulletin No. 2 requires WMIHC to file an audited balance sheet on the Effective Date. However, it was not practicable for WMIHC to file an audited balance sheet on the Effective Date due to its limited resources and the fact that WMIHC did not have an auditor during the pendency of its bankruptcy proceedings. Since the Effective Date, WMIHC has formed a new audit committee, engaged an auditor, Burr Pilger Mayer, Inc., and prepared and audited the consolidated balance sheets of the Company as of the Effective Date and as of December 31, 2011, a copy of which is attached as Exhibit 99.5.

The purpose of this report is to amend the Initial Form 8-K and file with the SEC the Company’s Audited Consolidated Balance Sheets as of the Effective Date as contemplated by Legal Staff Bulletin No. 2.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K and the exhibits contain certain statements that may be deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on the Company’s current plans, expectations, estimates and management’s beliefs about the Company’s future performance. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” or variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to risks and uncertainties that are difficult to predict and which may cause the Company’s actual results and performance to differ materially from those expressed or forecasted in any such forward-looking statements. These risks include, among other factors, changes in business, economic and market conditions, changes in government regulation, and changes in the competitive environment in which the Company operates. Some of the specific risks that are associated with the Company include, but are not limited to, the following: (i) the Company does not currently intend to have any of its securities listed on an exchange or a national market and, therefore, its common stock may have less liquidity than exchange-traded securities; (ii) transfers of the common stock of the Company are and will continue to be subject to certain transfer restrictions as set forth in the Articles and Bylaws; (iii) there is no guarantee that the Company will be able to successfully utilize the net operating losses that will be retained by the Company; and (iv) the Company may need to seek regulatory approval from the Hawaii State Insurance Commissioner from time to time with respect to certain aspects of WM Mortgage Reinsurance Company, Inc.’s operations. Unless required by law, the Company undertakes no obligation to update publicly any forward-looking statements. However, readers should carefully review the statements set forth in the reports, which the Company has filed or will file from time to time with the Securities and Exchange Commission.

Item 8.01 Other Events.

This Form 8-K/A amends and supplements the Initial Form 8-K with respect to Item 1.03 by containing the Company’s audited consolidated balance sheet as of the Effective Date. Except for the foregoing, this Form 8-K/A does not amend, modify or update the disclosure contained in the Initial Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

99.5 Audited Consolidated Balance Sheets of WMI Holdings Corp. as of March 19, 2012 (Successor) and December 31, 2011 (Predecessor).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WMI HOLDINGS CORP. (Registrant)

Date: August 8, 2012	By:	/s/ Charles Edward Smith
	Name:	Charles Edward Smith
	Title:	Interim Chief Executive Officer

EXHIBIT INDEX

99.5 Audited Consolidated Balance Sheets of WMI Holdings Corp. as of March 19, 2012 (Successor) and December 31, 2011 (Predecessor).